UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2013

CLEARBRIDGE

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks growth and conservation of capital. Income is a secondary investment objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Equity Fund for the twelve-month reporting period ended October 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

II	ClearBridge Equity Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2013 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then accelerated, as first quarter 2013 GDP growth was 1.1%, supported by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth, released after the reporting period ended, was 2.8%. Stronger growth was driven, in part, by a deceleration in imports and increased private inventory investment and state and local government spending.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. Unemployment fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. Unemployment then ticked up to 7.3% in October. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in October, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 3.2% on a seasonally adjusted basis in October 2013 versus the previous month, but were 6.0% higher than in October 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,500 in October 2013, up 12.8% from October 2012. This marked the eleventh consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in October 2013 was 1.8% lower than the previous month at a 5.0 month supply at the current sales pace and was 0.9% higher than in October 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next five months and was 56.4 in October, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been

ClearBridge Equity Fund	III

Investment commentary (cont’d)

the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks growth and conservation of capital. Income is a secondary investment objective. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund invests primarily in common stock or securities convertible into common stock of companies in industries we believe have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings and dividend growth potential.

The Fund emphasizes investments in U.S. stocks with large market capitalizations, but the Fund also invests in stocks with small- and medium- capitalization. It may invest up to 25% of its assets in foreign securities, including up to 10% of its assets in securities of emerging market issuers. Foreign securities may be denominated and traded in foreign currencies and may be traded in the U.S. or on international stock exchanges. The Fund’s foreign investments are typically equity securities.

In selecting securities for the Fund’s portfolio, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses. We favor companies with above average growth in dividend yields because we believe this shows responsible use of capital on the part of the companies. We emphasize individual security selection while spreading the Fund’s investments among industries and sectors for broad market exposure.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. stock market trends of the past few quarters became even more pronounced as the period drew to a close. Small capitalization companies significantly outperformed larger cap companies, while lower-quality, more cyclically oriented companies generally outperformed higher quality, more stable companies. In short, increasing risk appetites dominated stock selection and returns. Low interest rates continued to provide fuel or liquidity for investors on a global basis in search of higher returns. Some of the best performing sectors in the U.S. equity market as measured by the S&P 500 Indexi were Materials, Industrials and Consumer Discretionary, while the more conservative and defensive sectors, such as Telecommunication Services, Utilities1 and Consumer Staples lagged behind. Interest-sensitive groups such as Homebuilders and Utilities were hurt by higher interest rates. Stocks with rapid revenue growth, such as biotechnology companies and certain technology and internet companies, were standouts during the period. A key question coming into the fall was whether higher interest rates would shut off the housing market recovery and slow the broader economy. Mortgage rates rose significantly, from 3.4% before the Federal Reserve Board (“Fed”)ii first discussed tapering quantitative easing in April, to a range of 4.3%-4.7% during the summer. The higher rates clearly affected consumer behavior with mortgage refinancing falling off sharply. In addition, new housing starts stalled out at just under the one million unit

[1]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

ClearBridge Equity Fund 2013 Annual Report	1

Fund overview (cont’d)

rate since April, but have remained steady near those levels. While we believe that housing will continue to improve despite an uptick in rates, we would like to see progress during the key selling season next spring. Overall economic fundamentals continued to improve, albeit at a slow pace. Interest rates have started to normalize, with yields of 10-year Treasury bonds climbing 1% in advance of the Fed eventually ending its policy of quantitative easing sometime in 2014.

Q. How did we respond to these changing market conditions?

A. Our focus has remained on owning a diversified portfolio of high-quality companies that we think will benefit if economic trends continue or improve, but that we also believe can perform more defensively if needed in an environment where risks remain elevated. We have continued to place a high priority on capital allocation policies in terms of stock selection. In our opinion, the combination of low interest rates, slow growth and limited reinvestment opportunities has been creating a significant shift in company capital allocation policies. As a result, we expect the trend of increased dividend payments and large-scale share repurchases will likely continue for many years. Equally important, we have been seeing an increase in spin-offs, divestments and sales of undervalued assets as a way for companies to maximize value for shareholders. This has benefitted many of our portfolio holdings over the reporting period, and it disproportionately benefits the larger, higher-quality, asset-rich companies that remain the core of the Fund.

Performance review

For the twelve months ended October 31, 2013, Class A shares of ClearBridge Equity Fund, excluding sales charges, returned 24.68%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 27.18% for the same period. The Lipper Large-Cap Core Funds Category Average1 returned 26.63% over the same time frame.

Performance Snapshot as of October 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Equity Fund:
Class A	10.32%	24.68%
Class C	9.86%	23.70%
Class I	10.39%	24.94%
Class O2	10.50%	25.22%
S&P 500 Index	11.15%	27.18%
Lipper Large-Cap Core Funds Category Average[1]	11.03%	26.63%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 964 funds for the six-month period and among the 925 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]	Class O shares are offered only to existing Class O shareholders of this Fund.

2	ClearBridge Equity Fund 2013 Annual Report

sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reim bursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class I and Class O shares were 1.19%, 2.09%, 0.93% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 0.95% for Class I shares and 0.95% for Class O shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in all 10 sectors for the period, with the greatest contributions to returns coming from the Consumer Discretionary, Financials, Health Care1 and Information Technology (IT) sectors. Relative to the benchmark, overall sector allocation marginally contributed to performance. In particular, selection in the Consumer Discretionary, Telecommunication Services (telecom), Utilities2 and Health Care sectors helped performance for the period.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Google Inc. and Facebook, Inc., both in the IT sector, Twenty-First Century Fox, Inc. in the Consumer Discretionary sector, Wells Fargo & Co. in the Financials sector and Pfizer Inc. in the Health Care sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s overall stock selection detracted from performance for the period. In terms of stock selection, the Health Care, Energy, Consumer Discretionary and Consumer Staples sectors negatively impacted relative performance.

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

[2]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

ClearBridge Equity Fund 2013 Annual Report	3

Fund overview (cont’d)

In terms of individual Fund holdings, leading detractors from performance for the period included Newmont Mining Corp., Axiall Corp. and Teck Resources Ltd, all in the Materials sector, Apple Inc. in the IT sector and National Oilwell Varco, Inc. in the Energy sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were a number of Fund positions bought and sold over the course of the period. The largest additions to the Fund included holdings in Amgen Inc. in the Health Care1 sector, Halliburton Co. and Occidental Petroleum Corp., both in the Energy sector, Johnson Controls, Inc. in the Consumer Discretionary sector and Danone SA ADR in the Consumer Staples sector. The largest positions sold during the period included those in IBM Corp. in the IT sector, National Oilwell Varco, Inc. and Diamond Offshore Drilling, Inc., both in the Energy sector, Target Corp. in the Consumer Discretionary sector and The Procter & Gamble Co. in the Consumer Staples sector.

Thank you for your investment in ClearBridge Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael A. Kagan

Portfolio Manager

ClearBridge Investments, LLC

November 21, 2013

RISKS: Stock prices are subject to market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in foreign securities which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Lower-rated, higher-yielding securities are subject to greater credit risk, including the risk of default, than higher-rated obligations. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2013 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Google Inc., Class A Shares (5.0%), Pfizer Inc. (3.1%), Citigroup Inc. (3.0%), MetLife Inc. (3.0%), Wells Fargo & Co. (2.8%), Merck & Co. Inc. (2.5%), Apple Inc. (2.4%), JPMorgan Chase & Co. (2.4%), PepsiCo Inc. (2.3%) and McCormick & Co. Inc., Non Voting Shares (2.3%). Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

4	ClearBridge Equity Fund 2013 Annual Report

upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2013 were: Financials (17.6%), Information Technology (15.9%), Health Care (15.5%), Consumer Discretionary (14.6%) and Industrials (11.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ClearBridge Equity Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and October 31, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge Equity Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution fees (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2013 and held for the six months ended October 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	10.32%	$1,000.00	$1,103.20	1.15%	$6.10	Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class C	9.86	1,000.00	1,098.60	1.91	10.10	Class C	5.00	1,000.00	1,015.58	1.91	9.70
Class I	10.39	1,000.00	1,103.90	0.94	4.98	Class I	5.00	1,000.00	1,020.47	0.94	4.79
Class O	10.50	1,000.00	1,105.00	0.72	3.82	Class O	5.00	1,000.00	1,021.58	0.72	3.67

ClearBridge Equity Fund 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	ClearBridge Equity Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class O
Twelve Months Ended 10/31/13	24.68%	23.70%	24.94%	25.22%
Five Years Ended 10/31/13	12.29	N/A	12.58	12.73
Ten Years Ended 10/31/13	N/A	N/A	N/A	6.60
Inception* through 10/31/13	4.36	10.29	5.22	N/A

With sales charges[2]	Class A	Class C	Class I	Class O
Twelve Months Ended 10/31/13	17.55%	22.70%	24.94%	25.22%
Five Years Ended 10/31/13	10.96	N/A	12.58	12.73
Ten Years Ended 10/31/13	N/A	N/A	N/A	6.60
Inception* through 10/31/13	3.46	10.29	5.22	N/A

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 12/28/06 through 10/31/13)	33.94%
Class C (Inception date of 1/6/10 through 10/31/13)	45.37
Class I (Inception date of 4/30/08 through 10/31/13)	32.32
Class O (10/31/03 through 10/31/13)	89.45

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and O shares are December 28, 2006, January 6, 2010, April 30, 2008 and September 24, 1929, respectively.

ClearBridge Equity Fund 2013 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class O Shares of ClearBridge Equity Fund vs. S&P 500 Index† — October 2003 - October 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class O shares of ClearBridge Equity Fund on October 31, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge Equity Fund 2013 Annual Report

Schedule of investments

October 31, 2013

ClearBridge Equity Fund

Security	Shares	Value
Common Stocks — 99.8%
Consumer Discretionary — 14.6%
Auto Components — 1.8%
Johnson Controls Inc.	196,840	$9,084,166
Automobiles — 2.8%
Ford Motor Co.	170,570	2,918,452
Harley-Davidson Inc.	108,920	6,975,237
Honda Motor Co., Ltd., ADR	104,330	4,169,027
Total Automobiles		14,062,716
Hotels, Restaurants & Leisure — 1.8%
Starwood Hotels & Resorts Worldwide Inc.	72,030	5,302,848
Yum! Brands Inc.	57,380	3,880,036
Total Hotels, Restaurants & Leisure		9,182,884
Household Durables — 1.0%
Toll Brothers Inc.	159,360	5,239,757	*
Internet & Catalog Retail — 0.6%
Amazon.com Inc.	8,370	3,046,931	*
Media — 4.0%
Twenty-First Century Fox Inc., Class B Shares	333,110	11,325,740
Walt Disney Co.	129,130	8,857,027
Total Media		20,182,767
Specialty Retail — 2.6%
Lowe’s Cos. Inc.	84,560	4,209,397
TJX Cos. Inc.	145,100	8,820,629
Total Specialty Retail		13,030,026
Total Consumer Discretionary		73,829,247
Consumer Staples — 9.7%
Beverages — 2.3%
PepsiCo Inc.	138,710	11,664,124
Food & Staples Retailing — 1.5%
CVS Caremark Corp.	125,040	7,784,990
Food Products — 4.0%
Danone SA, ADR	508,010	7,564,269
McCormick & Co. Inc., Non Voting Shares	165,300	11,430,495
Nestle SA, ADR	17,300	1,252,693
Total Food Products		20,247,457
Tobacco — 1.9%
Philip Morris International Inc.	107,840	9,610,701
Total Consumer Staples		49,307,272

See Notes to Financial Statements.

ClearBridge Equity Fund 2013 Annual Report	11

Schedule of investments (cont’d)

October 31, 2013

ClearBridge Equity Fund

Security	Shares	Value
Energy — 8.7%
Energy Equipment & Services — 2.7%
Cameron International Corp.	56,290	$3,088,070	*
Halliburton Co.	195,930	10,390,168
Total Energy Equipment & Services		13,478,238
Oil, Gas & Consumable Fuels — 6.0%
Chevron Corp.	21,100	2,531,156
Cimarex Energy Co.	23,660	2,492,581
Exxon Mobil Corp.	93,620	8,390,224
Hess Corp.	89,930	7,302,316
Occidental Petroleum Corp.	102,760	9,873,181
Total Oil, Gas & Consumable Fuels		30,589,458
Total Energy		44,067,696
Financials — 17.6%
Capital Markets — 2.3%
Blackstone Group LP	172,720	4,539,082
Charles Schwab Corp.	302,180	6,844,377
Total Capital Markets		11,383,459
Commercial Banks — 2.8%
Wells Fargo & Co.	337,850	14,422,816
Consumer Finance — 1.2%
American Express Co.	75,670	6,189,806
Diversified Financial Services — 7.1%
Berkshire Hathaway Inc., Class A Shares	49	8,476,745	*
Citigroup Inc.	314,844	15,358,090
JPMorgan Chase & Co.	235,340	12,129,424
Total Diversified Financial Services		35,964,259
Insurance — 3.0%
MetLife Inc.	320,070	15,142,512
Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	79,150	6,280,553
Total Financials		89,383,405
Health Care — 15.5%
Biotechnology — 2.2%
Amgen Inc.	94,010	10,905,160
Health Care Equipment & Supplies — 2.0%
Covidien PLC	39,200	2,513,112
Thermo Fisher Scientific Inc.	78,420	7,667,908
Total Health Care Equipment & Supplies		10,181,020

See Notes to Financial Statements.

12	ClearBridge Equity Fund 2013 Annual Report

ClearBridge Equity Fund

Security	Shares	Value
Health Care Providers & Services — 1.1%
UnitedHealth Group Inc.	82,370	$5,622,576
Pharmaceuticals — 10.2%
AstraZeneca PLC, ADR	23,800	1,258,068
Bristol-Myers Squibb Co.	82,130	4,313,468
GlaxoSmithKline PLC, ADR	49,190	2,588,870
Johnson & Johnson	119,060	11,026,146
Merck & Co. Inc.	283,880	12,800,149
Pfizer Inc.	512,140	15,712,455
Roche Holding AG, ADR	57,600	3,993,984
Total Pharmaceuticals		51,693,140
Total Health Care		78,401,896
Industrials — 11.0%
Aerospace & Defense — 5.1%
Honeywell International Inc.	125,880	10,917,572
Orbital Sciences Corp.	354,510	8,178,546	*
Raytheon Co.	82,989	6,835,804
Total Aerospace & Defense		25,931,922
Commercial Services & Supplies — 0.6%
Tyco International Ltd.	77,730	2,841,032
Electrical Equipment — 0.7%
Rockwell Automation Inc.	34,630	3,823,498
Industrial Conglomerates — 2.0%
General Electric Co.	379,921	9,931,135
Machinery — 2.6%
Caterpillar Inc.	71,380	5,950,237
Flowserve Corp.	59,830	4,156,390
Pentair Ltd., Registered Shares	46,946	3,149,607
Total Machinery		13,256,234
Total Industrials		55,783,821
Information Technology — 15.9%
Communications Equipment — 1.1%
Cisco Systems Inc.	165,850	3,731,625
Juniper Networks Inc.	112,660	2,099,982	*
Total Communications Equipment		5,831,607
Computers & Peripherals — 3.7%
Apple Inc.	23,780	12,421,483
NetApp Inc.	166,990	6,480,882
Total Computers & Peripherals		18,902,365

See Notes to Financial Statements.

ClearBridge Equity Fund 2013 Annual Report	13

Schedule of investments (cont’d)

October 31, 2013

ClearBridge Equity Fund

Security	Shares	Value
Internet Software & Services — 7.0%
Facebook Inc., Class A Shares	177,429	$8,917,581	*
Google Inc., Class A Shares	24,450	25,197,681	*
Trulia Inc.	33,810	1,351,386	*
Total Internet Software & Services		35,466,648
IT Services — 0.9%
Automatic Data Processing Inc.	59,960	4,495,201
Semiconductors & Semiconductor Equipment — 1.8%
ASML Holding NV, New York Registered Shares	94,556	8,948,780
Software — 1.4%
Microsoft Corp.	108,328	3,829,395
Splunk Inc.	54,390	3,410,797	*
Total Software		7,240,192
Total Information Technology		80,884,793
Materials — 4.0%
Chemicals — 2.3%
Ecolab Inc.	72,410	7,675,460
LyondellBasell Industries NV, Class A Shares	56,740	4,232,804
Total Chemicals		11,908,264
Construction Materials — 1.3%
Eagle Materials Inc.	88,070	6,606,130
Paper & Forest Products — 0.4%
International Paper Co.	45,670	2,037,339
Total Materials		20,551,733
Telecommunication Services — 1.2%
Diversified Telecommunication Services — 1.2%
Verizon Communications Inc.	123,090	6,217,276
Utilities — 1.6%
Multi-Utilities — 1.6%
Sempra Energy	86,880	7,918,243
Total Investments — 99.8% (Cost — $329,576,363#)		506,345,382
Other Assets in Excess of Liabilities — 0.2%		805,415
Total Net Assets — 100.0%		$507,150,797

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $330,921,149.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

14	ClearBridge Equity Fund 2013 Annual Report

Statement of assets and liabilities

October 31, 2013

Assets:
Investments, at value (Cost — $329,576,363)	$506,345,382
Cash	1,343,572
Receivable for securities sold	2,833,372
Dividends and interest receivable	332,213
Receivable for Fund shares sold	79
Prepaid expenses	48,300
Total Assets	510,902,918

Liabilities:
Payable for securities purchased	3,157,454
Investment management fee payable	257,997
Payable for Fund shares repurchased	166,383
Service and/or distribution fees payable	707
Accrued expenses	169,580
Total Liabilities	3,752,121
Total Net Assets	$507,150,797

Net Assets:
Par value (Note 7)	$305
Paid-in capital in excess of par value	276,507,147
Undistributed net investment income	200,563
Accumulated net realized gain on investments	53,673,763
Net unrealized appreciation on investments	176,769,019
Total Net Assets	$507,150,797

Shares Outstanding:
Class A	101,403
Class C	25,620
Class I	32,866
Class O	30,335,470

Net Asset Value:
Class A (and redemption price)	$16.69
Class C*	$16.62
Class I (and redemption price)	$16.73
Class O (and redemption price)	$16.63
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.71

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC , if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Equity Fund 2013 Annual Report	15

Statement of operations

For the Year Ended October 31, 2013

Investment Income:
Dividends	$9,939,749
Interest	1,331
Less: Foreign taxes withheld	(65,508)
Total Investment Income	9,875,572

Expenses:
Investment management fee (Note 2)	2,950,339
Transfer agent fees (Note 5)	304,464
Registration fees	65,833
Legal fees	49,152
Fund accounting fees	48,725
Trustees’ fees	34,958
Shareholder reports	33,475
Audit and tax	30,842
Insurance	10,518
Custody fees	5,911
Service and/or distribution fees (Notes 2 and 5)	5,853
Miscellaneous expenses	9,520
Total Expenses	3,549,590
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(495)
Net Expenses	3,549,095
Net Investment Income	6,326,477

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	59,040,548
Change in Net Unrealized Appreciation (Depreciation) from Investments	42,374,309
Net Gain on Investments	101,414,857
Increase in Net Assets from Operations	$107,741,334

See Notes to Financial Statements.

16	ClearBridge Equity Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2013	2012

Operations:
Net investment income	$6,326,477	$6,432,357
Net realized gain	59,040,548	17,519,956
Change in net unrealized appreciation (depreciation)	42,374,309	38,901,540
Increase in Net Assets From Operations	107,741,334	62,853,853

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,297,107)	(6,579,889)
Decrease in Net Assets From Distributions to Shareholders	(6,297,107)	(6,579,889)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,780,216	1,354,780
Reinvestment of distributions	4,581,141	4,734,806
Cost of shares repurchased	(61,001,658)	(58,866,846)
Decrease in Net Assets From Fund Share Transactions	(54,640,301)	(52,777,260)
Increase in Net Assets	46,803,926	3,496,704

Net Assets:
Beginning of year	460,346,871	456,850,167
End of year*	$507,150,797	$460,346,871
* Includes undistributed net investment income of:	$200,563	$255,297

See Notes to Financial Statements.

ClearBridge Equity Fund 2013 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$13.51	$11.97	$11.69	$10.33	$9.08	$14.54

Income (loss) from operations:
Net investment income	0.13	0.13	0.10	0.06	0.08	0.11
Net realized and unrealized gain (loss)	3.19	1.55	0.27	1.37	1.26	(5.08)
Total income (loss) from operations	3.32	1.68	0.37	1.43	1.34	(4.97)

Less distributions from:
Net investment income	(0.14)	(0.14)	(0.09)	(0.07)	(0.09)	(0.10)
Net realized gains	—	—	—	—	—	(0.39)
Total distributions	(0.14)	(0.14)	(0.09)	(0.07)	(0.09)	(0.49)

Net asset value, end of year	$16.69	$13.51	$11.97	$11.69	$10.33	$9.08
Total return[4]	24.68%	14.07%	3.19%	13.86%	14.96%	(35.17)%

Net assets, end of year (000s)	$1,692	$1,112	$351	$377	$244	$205

Ratios to average net assets:
Gross expenses	1.18%	1.19%	1.19%	1.21%	1.21%[5]	1.07%
Net expenses[6]	1.18 [7,8]	1.09 [7,8]	1.17 [7,8]	1.19 [7,8]	1.17 [5,7,8]	1.07
Net investment income	0.85	1.00	0.79	0.58	0.99 [5]	0.80

Portfolio turnover rate	44%	37%	33%	25%	31%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	ClearBridge Equity Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2013	2012	2011	2010[2]	2009[3]		2009[4]	2008[5]

Net asset value, beginning of year	$13.47	$11.94	$11.68	$11.50	$10.33		$9.09	$13.85

Income (loss) from operations:
Net investment income (loss)	0.00 [6]	0.02	(0.00) [6]	(0.02)	(0.00)	[6]	0.02	0.02
Net realized and unrealized gain (loss)	3.19	1.54	0.27	0.21	0.13		1.27	(4.38)
Total income (loss) from operations	3.19	1.56	0.27	0.19	0.13		1.29	(4.36)

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.01)	(0.01)	—		(0.05)	(0.01)
Net realized gains	—	—	—	—	—		—	(0.39)
Total distributions	(0.04)	(0.03)	(0.01)	(0.01)	—		(0.05)	(0.40)

Net asset value, end of year	$16.62	$13.47	$11.94	$11.68	$10.46		$10.33	$9.09
Total return[7]	23.70%	13.08%	2.27%	1.61%	1.26%		14.36%	(32.40)%

Net assets, end of year (000s)	$426	$148	$96	$44	$76		$75	$65

Ratios to average net assets:
Gross expenses	2.01%	2.09%	2.08%	2.08%[8]	2.47%[8]		1.91%[8]	1.75%[8]
Net expenses[9]	1.94 [10,11]	1.94 [10,11]	1.99 [10,11]	1.92 [8,10,11]	1.98	[8,10,11]	1.86 [8,10,11]	1.75 [8]
Net investment income (loss)	0.01	0.18	(0.04)	(0.26) [8]	(1.98)	[8]	0.27 [8]	0.28 [8]

Portfolio turnover rate	44%	37%	33%	25%	—%		31%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 6, 2010 through October 31, 2010.

[3]	For the period November 1, 2009 through November 3, 2009.

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the period April 31, 2008 (inception date) to December 31, 2008.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Equity Fund 2013 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$13.54	$11.99	$11.72	$10.36	$9.10	$13.85

Income (loss) from operations:
Net investment income	0.18	0.15	0.13	0.09	0.10	0.10
Net realized and unrealized gain (loss)	3.17	1.56	0.26	1.37	1.28	(4.39)
Total income (loss) from operations	3.35	1.71	0.39	1.46	1.38	(4.29)

Less distributions from:
Net investment income	(0.16)	(0.16)	(0.12)	(0.10)	(0.12)	(0.07)
Net realized gains	—	—	—	—	—	(0.39)
Total distributions	(0.16)	(0.16)	(0.12)	(0.10)	(0.12)	(0.46)

Net asset value, end of year	$16.73	$13.54	$11.99	$11.72	$10.36	$9.10
Total return[4]	24.94%	14.32%	3.35%	14.13%	15.37%	(31.92)%

Net assets, end of year (000s)	$550	$1,081	$910	$1,073	$638	$477

Ratios to average net assets:
Gross expenses	0.97%	0.93%	0.97%	0.98%	0.88%[5]	0.72%[5]
Net expenses[6]	0.94 [7,8]	0.92 [7,8]	0.93 [7,8]	0.92 [7,8]	0.82 [5,7,8]	0.72 [5]
Net investment income	1.18	1.20	1.01	0.84	1.25 [5]	1.29 [5]

Portfolio turnover rate	44%	37%	33%	25%	31%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the period April 30, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Equity Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class O Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$13.46	$11.93	$11.66	$10.30	$9.04	$14.49

Income (loss) from operations:
Net investment income	0.20	0.18	0.15	0.12	0.10	0.14
Net realized and unrealized gain (loss)	3.17	1.53	0.27	1.36	1.28	(5.08)
Total income (loss) from operations	3.37	1.71	0.42	1.48	1.38	(4.94)

Less distributions from:
Net investment income	(0.20)	(0.18)	(0.15)	(0.12)	(0.12)	(0.12)
Net realized gains	—	—	—	—	—	(0.39)
Total distributions	(0.20)	(0.18)	(0.15)	(0.12)	(0.12)	(0.51)

Net asset value, end of year	$16.63	$13.46	$11.93	$11.66	$10.30	$9.04
Total return[4]	25.22%	14.43%	3.57%	14.39%	15.47%	(35.09)%

Net assets, end of year (millions)	$504	$458	$455	$496	$484	$458

Ratios to average net assets:
Gross expenses	0.74%	0.74%	0.72%	0.75%	0.81%[5]	0.78%
Net expenses[6]	0.74 [7]	0.74 [7]	0.72 [7]	0.75 [7]	0.80 [5,7,8]	0.78
Net investment income	1.32	1.39	1.23	1.04	1.37 [5]	1.14

Portfolio turnover rate	44%	37%	33%	25%	31%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class O shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Equity Fund 2013 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

22	ClearBridge Equity Fund 2013 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Equity Fund 2013 Annual Report	23

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$506,345,382	—	—	$506,345,382

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

24	ClearBridge Equity Fund 2013 Annual Report

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

ClearBridge Equity Fund 2013 Annual Report	25

Notes to financial statements (cont’d)

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(84,104)	$84,104

(a)	Reclassifications are primarily due to book/tax differences in the treatment of certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a base investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund’s Class O shares exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

26	ClearBridge Equity Fund 2013 Annual Report

The performance adjustment of the base fee paid at the end of each calendar quarter is based on a rolling one-year period. A performance adjustment will only be made after the investment performance of the Fund’s Class O shares exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund’s Class O shares exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund’s Class O shares’ performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund’s Class O shares’ total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. During the year ended October 31, 2013, there were performance adjustments which decreased the base management fee as the Fund’s performance varied from that of the S&P 500 Index by at least one percentage point.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class O shares did not exceed 1.25%, 2.00%, 0.95% and 0.95%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended October 31, 2013, fees waived and/or expenses reimbursed amounted to $495.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption

ClearBridge Equity Fund 2013 Annual Report	27

Notes to financial statements (cont’d)

occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2013, LMIS and its affiliates retained sales charges of $212 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2013, CDSCs paid to LMIS and its affiliates were $8 for Class C shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$208,949,317
Sales	261,646,768

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$178,401,994
Gross unrealized depreciation	(2,977,761)
Net unrealized appreciation	$175,424,233

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average net assets its Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$3,371	$3,413
Class C	2,482	821
Class I	—	2,703
Class O	—	297,527
Total	$5,853	$304,464

28	ClearBridge Equity Fund 2013 Annual Report

For the year ended October 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$52
Class C	176
Class I	267
Class O	—
Total	$495

6. Distributions to shareholders by class

	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Investment Income:
Class A	$12,196	$11,528
Class C	494	275
Class I	10,100	12,514
Class O	6,274,317	6,555,572
Total	$6,297,107	$6,579,889

7. Shares of beneficial interest

At October 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,035	$327,314	61,227	$707,243
Shares issued on reinvestment	825	12,196	888	11,528
Shares repurchased	(2,736)	(40,493)	(9,152)	(119,336)
Net increase	19,124	$299,017	52,963	$599,435

Class C
Shares sold	15,115	$229,883	4,698	$61,866
Shares issued on reinvestment	34	494	21	275
Shares repurchased	(512)	(8,018)	(1,793)	(23,645)
Net increase	14,637	$222,359	2,926	$38,496

Class I
Shares sold	23,903	$364,294	10,090	$127,323
Shares issued on reinvestment	434	6,267	601	7,834
Shares repurchased	(71,297)	(1,095,870)	(6,725)	(88,870)
Net increase (decrease)	(46,960)	$(725,309)	3,966	$46,287

ClearBridge Equity Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class O
Shares sold	59,585	$858,725	36,113	$458,348
Shares issued on reinvestment	311,002	4,562,184	365,408	4,715,169
Shares repurchased	(4,058,163)	(59,857,277)	(4,569,308)	(58,634,995)
Net decrease	(3,687,576)	$(54,436,368)	(4,167,787)	$(53,461,478)

8. Income tax information and distributions to shareholders

Subsequent to fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Long-Term Capital Gains
12/10/13
12/11/13	$1.81594

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$6,297,107	$6,579,889

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$243,674
Undistributed long-term capital gains — net	55,018,549
Total undistributed earnings	$55,262,223
Other book/tax temporary differences(a)	(43,111)
Unrealized appreciation (depreciation)(b)	175,424,233
Total accumulated earnings (losses) — net	$230,643,345

During the taxable year ended October 31, 2013, the Fund utilized $3,685,080 of its capital loss carryforwards available from prior years.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments on certain investments.

30	ClearBridge Equity Fund 2013 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Equity Fund (formerly, Legg Mason ClearBridge Equity Fund, the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, for the period from January 1, 2009 to October 31, 2009, and for the year or period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Equity Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, for the period from January 1, 2009 to October 31, 2009, and for the year or period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2013

ClearBridge Equity Fund 2013 Annual Report	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

32	ClearBridge Equity Fund

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

ClearBridge Equity Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

34	ClearBridge Equity Fund

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge Equity Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

36	ClearBridge Equity Fund

Additional Officers cont’d
Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

ClearBridge Equity Fund	37

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2013:

Record date:	12/26/2012	3/27/2013	6/25/2013	9/27/2013
Payable date:	12/27/2012	3/28/2013	6/26/2013	9/30/2013
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%	100.00%	100.00%

Please retain this information for your records.

38	ClearBridge Equity Fund

ClearBridge

Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson* Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

ClearBridge Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04093 12/13 SR13-2080

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2012 and October 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $1,215,710 in 2012 and $342,952 in 2013

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $11,000 in 2012 and $29,411 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $65,500 in 2012 and $83,650 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	December 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	December 24, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	December 24, 2013